Exhibit 99.3

Execution Version

JOHN DEERE OWNER TRUST 2026-B,

as Issuer,

JOHN DEERE CAPITAL CORPORATION,
as Administrator,

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee

ADMINISTRATION AGREEMENT

Dated as of July 22, 2026

ADMINISTRATION AGREEMENT, dated as of July 22, 2026, among JOHN DEERE OWNER TRUST 2026-B, a Delaware statutory trust (the “Issuing Entity”), JOHN DEERE CAPITAL CORPORATION, a Delaware corporation, as administrator (the “Administrator”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”).

W I T N E S S E T H

WHEREAS, the Issuing Entity is issuing the Class A-1 3.981% Asset Backed Notes (the “A-1 Notes”), the Class A-2A 4.30% Asset Backed Notes (the “A-2A Notes”), the Class A-2B Floating Rate Asset Backed Notes (the “A-2B Notes” and together with the Class A-2A Notes, the “A-2 Notes”), the Class A-3 4.50% Asset Backed Notes (the “A-3 Notes”) and the Class A-4 4.61% Asset Backed Notes (the “A-4 Notes” and together with the A-1 Notes, A-2 Notes and A-3 Notes, the “Notes”) pursuant to the Indenture, dated as of July 22, 2026 (as amended, modified or supplemented from time to time in accordance with the provisions thereof, the “Indenture”), between the Issuing Entity and the Indenture Trustee.

WHEREAS, the Issuing Entity has entered into certain agreements in connection with the issuance of the Notes and the issuance of certain beneficial ownership interests of the Issuing Entity, including (i) a Sale and Servicing Agreement, dated as of July 22, 2026 (the “Sale and Servicing Agreement”), among the Issuing Entity, John Deere Capital Corporation, as Servicer, and John Deere Receivables LLC, a Nevada limited liability company, as seller (the “Seller”), (ii) a Depository Agreement, dated July 22, 2026 (the “Depository Agreement”), executed by the Issuing Entity and delivered to The Depository Trust Company, (iii) the Indenture and (iv) a Trust Agreement, dated as of July 21, 2026 (the “Trust Agreement”), between the Seller and Deutsche Bank Trust Company Delaware, a Delaware banking corporation, as owner trustee (the “Owner Trustee”) (the Sale and Servicing Agreement, the Depository Agreement, the Indenture and the Trust Agreement being hereinafter referred to collectively as the “Related Agreements”);

WHEREAS, pursuant to the Related Agreements, the Issuing Entity and the Owner Trustee are required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the “Collateral”) and (b) the beneficial ownership interests in the Issuing Entity (the holders of such interests being referred to herein as the “Owners”);

WHEREAS, the Issuing Entity and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuing Entity and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuing Entity and the Owner Trustee may from time to time request; and

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuing Entity and the Owner Trustee on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.Duties of the Administrator.
(a)Duties with Respect to the Depository Agreement and the Indenture.
(i)The Administrator agrees to perform all its duties as Administrator and the duties of the Issuing Entity and the Owner Trustee under the Depository Agreement.  In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuing Entity under the Indenture and the Depository Agreement.  The Administrator shall monitor the performance of the Issuing Entity or the Owner Trustee and shall advise the Owner Trustee when action is necessary to comply with the Issuing Entity’s or the Owner Trustee’s duties under the Indenture or the Depository Agreement.  The Administrator shall prepare for execution by the Issuing Entity or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to the Indenture or the Depository Agreement.  In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuing Entity or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):
(A) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);
(B) the notification of Noteholders of the final principal payment on their Notes (Section 2.07(b));
(C) the fixing or causing to be fixed of any special record date and the notification of the Indenture Trustee and Noteholders with respect to special payment dates, if any (Section 2.07(c));
(D) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);
(E) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 2.09);
(F) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);
(G) the direction to the Indenture Trustee to deposit monies with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

(H) the obtaining and preservation of the Issuing Entity’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);
(I) the preparation of all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with Section 3.05 of the Indenture, necessary to protect the Trust Estate (Section 3.05);
(J) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel, in accordance with Section 3.06 of the Indenture, as to the Trust Estate, and the annual delivery of the Officer’s Certificate and certain other statements, in accordance with Section 3.09 of the Indenture, as to compliance with the Indenture (Sections 3.06 and 3.09);
(K) the identification to the Indenture Trustee in an Officer’s Certificate of a Person with whom the Issuing Entity has contracted to perform its duties under the Indenture (Section 3.07(b));
(L) the notification of the Indenture Trustee, and with respect to each Rating Agency the responsibility of making such notice available, of a Servicer Default pursuant to the Sale and Servicing Agreement and, if such Servicer Default arises from the failure of the Servicer to perform any of its duties under the Sale and Servicing Agreement, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));
(M) the preparation and obtaining of documents and instruments required for the release of the Issuing Entity from its obligation under the Indenture (Section 3.11);
(N) the delivery of written notice to the Indenture Trustee, and with respect to each Rating Agency the responsibility of making such written notice available to each Rating Agency, of each Event of Default, each default by the Servicer or Seller under the Sale and Servicing Agreement and each default by JDCC pursuant to the Purchase Agreement (Section 3.19);
(O) the monitoring of the Issuing Entity’s obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);
(P) the preparation and delivery of written notice in the form of an Officer’s Certificate to the Indenture Trustee of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii), (iv) or (v) of Section 5.01, the status of such event and what action the Issuer is taking or proposes to take with respect thereto (Section 5.01);

(Q)the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);
(R)the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);
(S) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);
(T) the furnishing of the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);
(U) the preparation and filing with the Commission, any applicable State agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies and the transmission of such summaries, as necessary, to the Noteholders (including, without limitation, the preparation, execution and filing of all certificates or other documents required to be delivered by the Trust pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder unless otherwise required by law or regulation) (Section 7.03);
(V) the opening of one or more accounts in the Indenture Trustee’s name, the preparation of Issuing Entity Orders and Officer’s Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);
(W)the preparation of an Issuing Entity Request and Officer’s Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate as defined in the Indenture (Sections 8.04 and 8.05);
(X) the preparation of Issuing Entity Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of, and with respect to the Rating Agencies the duty to make available to each Rating Agency, notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);
(Y) the preparation and, after execution by the Owner Trustee on behalf of the Issuing Entity, delivery of new Notes conforming to any supplemental indenture (Section 9.06);
(Z)the notification of Noteholders of redemption of the Notes or the duty to cause the Indenture Trustee to provide such notification (Section 10.02);

(AA) the duty to notify the Indenture Trustee, and with respect to each Rating Agency the duty to make such notice available to each Rating Agency, of the redemption of the Notes and to cause the Indenture Trustee to provide such notification to the Noteholders (Sections 10.01 and 10.02);
(BB) the preparation and delivery of all Officer’s Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuing Entity to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));
(CC) the preparation and delivery of Officer’s Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));
(DD) the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 (Section 11.04);
(EE) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and
(FF) the recording of the Indenture, if applicable (Section 11.15).
(ii)The Administrator (other than at any time when the Indenture Trustee, in the capacity as successor Servicer, is also acting as successor Administrator) will:
(A) pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
(B) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including the reasonable compensation, expenses and disbursements of its agents and either in-house counsel or outside counsel, but not both), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;
(C) indemnify the Indenture Trustee and its agents for, and hold them harmless against, any losses, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Indenture, including (i) the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Indenture, (ii) any indemnities owed to the Indenture Trustee by the Asset Representations Reviewer but not paid because of the limitation set forth in Section 5.04 of the Asset Representations Review Agreement and (iii) including any fees and expenses incurred in connection with any proceedings brought by the

Indenture Trustee to enforce the indemnification obligations of the Administrator under this Agreement;
(D) pay the Owner Trustee from time to time reasonable compensation for all services rendered by the Owner Trustee under the Trust Agreement (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);
(E) except as otherwise expressly provided in the Trust Agreement, reimburse the Owner Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Owner Trustee in accordance with any provision of the Trust Agreement (including the reasonable compensation, expenses and disbursements of its agents and either in-house counsel or outside counsel, but not both), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith;
(F) indemnify and hold harmless the Owner Trustee and any of its officers, directors, employees and agents for, and to hold them harmless against, any losses, liabilities, claims, actions, suits, damages, costs, taxes or expenses (including any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim or suit brought) by the Owner Trustee of any indemnification obligation of the Administrator) incurred without gross negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of the transactions contemplated by the Trust Agreement, including the reasonable costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties under the Trust Agreement; and
(G)each of the foregoing indemnities shall survive the resignation or removal of the Owner Trustee or Indenture Trustee, or the termination of this Agreement.
(b)Additional Duties.
(i)In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuing Entity or the Owner Trustee to take pursuant to the Related Agreements.
(ii)Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05 of the Trust Agreement with respect to, among other things, accounting and reports to the Owner.
(iii)The Administrator shall perform the duties of the Administrator specified in Section 10.02 of the Trust Agreement required to be performed in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

(iv)The Administrator shall perform the duties of the Administrator specified in the Indenture.
(v)In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuing Entity and shall be, in the Administrator’s opinion, no less favorable to the Issuing Entity than would be available from unaffiliated parties.
(vi)The Administrator hereby agrees to execute on behalf of the Issuing Entity all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuing Entity to prepare, file or deliver pursuant to the Basic Documents.
(vii)The Administrator shall make available to each Rating Agency notice of (i) the occurrence and continuation of any Servicer Default and shall specify in such notice the action, if any, being taken in respect of such default pursuant to Section 3.19 of the Indenture; (ii) any merger, consolidation or transfer of all or substantially all of the corporate trust business or assets of the Indenture Trustee pursuant to Section 6.09 of the Indenture; (iii) any amendment to the Purchase Agreement pursuant to Section 6.05 of the Purchase Agreement; (iv) the Servicer’s Certificate prepared pursuant to Section 4.09 of the Sale and Servicing Agreement along with a copy thereof; (v) any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01(a) or 8.01(b) of the Sale and Servicing Agreement; (vi) the statements prepared by the Servicer in accordance with Section 5.06 of the Sale and Servicing Agreement along with copies thereof; (vii) any Servicer Default pursuant to Section 8.01 of the Sale and Servicing Agreement; (viii) the termination of, or appointment of a successor to, the Servicer pursuant to Section 8.03 of the Sale and Servicing Agreement; (ix) the Servicer’s optional purchase of the Owner Trust Estate and a copy of the Opinion of Counsel delivered in connection therewith pursuant to Section 9.01 of the Sale and Servicing Agreement; (x) any amendment to the Sale and Servicing Agreement pursuant to Section 10.01 of the Sale and Servicing Agreement; (xi) any merger, conversion or consolidation of the Owner Trustee pursuant to Section 10.04 of the Trust Agreement; and (xii) any amendment to the Trust Agreement prior to and following execution thereof pursuant to Section 11.01 of the Trust Agreement; in the case of each of (i) through (xii), promptly upon the Administrator being notified thereof by the Indenture Trustee, the Owner Trustee, or the Servicer, as applicable.  Notwithstanding anything in this Agreement or the Basic Documents to the contrary, in each instance in which notice must be made available to the Rating Agencies, such notice shall be made available by the Administrator and, to the extent such notice or any other document or information is only made available through a website post, the Administrator shall inform each Rating Agency in writing that a notice, document or information has been posted.
(c)Non-Ministerial Matters.
(i)With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee and the Indenture Trustee of the proposed action and the Owner Trustee and the

Indenture Trustee shall not have withheld consent or provided an alternative direction.  For the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:
(A) the amendment of or any supplement to the Indenture;
(B) the initiation of any claim or lawsuit by the Issuing Entity and the compromise of any action, claim or lawsuit brought by or against the Issuing Entity;
(C) the amendment, change or modification of the Related Agreements;
(D) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture;
(E) the removal of the Indenture Trustee; and
(F)the removal of the Asset Representations Reviewer and the appointment of a successor Asset Representations Reviewer.
(ii)Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (z) take any other action that the Issuing Entity directs the Administrator not to take on its behalf.
2.Records.  The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuing Entity, the Owner Trustee and the Depositor and their respective agents at any time during normal business hours.
3.Compensation.  As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be entitled to $100 per month which shall be solely an obligation of the Issuing Entity.
4.Additional Information to Be Furnished to the Issuing Entity.  The Administrator shall furnish to the Issuing Entity from time to time such additional information regarding the Collateral as the Issuing Entity shall reasonably request.
5.Independence of the Administrator.  For all purposes of this Agreement, the Administrator shall be an independent contractor and, except as set forth herein, shall not be subject to the supervision of the Issuing Entity or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder.  Unless expressly authorized by the Issuing Entity, the Administrator shall have no authority to act for or represent the Issuing Entity or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuing Entity or the Owner Trustee.

6.No Joint Venture.  Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuing Entity or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.
7.Other Activities of the Administrator.  Nothing herein shall prevent the Administrator or its affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of or in competition with the Issuing Entity, the Owner Trustee or the Indenture Trustee.
8.Term of Agreement; Resignation and Removal of the Administrator.
(a)This Agreement shall continue in force until the termination of the Issuing Entity, upon which event this Agreement shall automatically terminate.
(b)Subject to Section 8(e), the Administrator may resign its duties hereunder by providing the Issuing Entity with at least 60 days’ prior written notice.
(c)Subject to Section 8(e), the Issuing Entity may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.
(d)Subject to Section 8(e), at the sole option of the Issuing Entity, the Administrator may be removed immediately upon written notice of termination from the Issuing Entity to the Administrator if any of the following events shall occur:
(i)the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuing Entity);
(ii)a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or
(iii)the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clause (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Issuing Entity and the Indenture Trustee within seven days after the happening of such event.

(e)No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuing Entity, (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder, (iii) such successor Administrator shall have agreed to coordinate with the Issuing Entity or John Deere Capital Corporation regarding communications to the Rating Agencies; provided, however, that, if a successor Administrator has not been appointed and accepted its appointment hereunder as administrator (x) within 60 days following delivery of the notice referred to in Section 8(b) or 8(c) or (y) upon the removal of the Administrator pursuant to Section 8(d), then the Servicer shall automatically become successor Administrator.
(f)The appointment of any successor Administrator shall be effective only after satisfaction of the Rating Agency Condition with respect to the proposed appointment.
9.Action upon Termination, Resignation or Removal.  Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b), (c), or (d) respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal.  The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuing Entity all property and documents of or relating to the Collateral then in the custody of the Administrator.  In the event of the resignation or removal of the Administrator pursuant to Section 8(b), (c), or (d), respectively, the Administrator shall cooperate with the Issuing Entity and take all reasonable steps requested to assist the Issuing Entity in making an orderly transfer of the duties of the Administrator.
10.Notices.  Any notice, report or other communication given hereunder shall be in writing and addressed as follows:
(a)if to the Issuing Entity or the Owner Trustee, to

John Deere Owner Trust 2026-B
c/o Deutsche Bank Trust Company Delaware

111 Continental Drive, Suite 102

Newark, Delaware 19713

Attention: Corporate Trust Services

(b)if to the Administrator, to

John Deere Capital Corporation

P.O. Box 5328

Madison, Wisconsin 53705-0328

Attention: Manager

and in each case, with a copy to

Deere & Company
One John Deere Place
Moline, IL 61265
Attention: Treasury Department, Assistant Treasurer

(c)if to the Indenture Trustee, to

U.S. Bank Trust Company, National Association
190 South LaSalle Street, 7th Floor

Mail Code MK-IL-SL7R

Chicago, IL 60603

Attention: JDOT 2026-B

or to such other address as any party shall have provided to the other parties in writing.  Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, sent by facsimile or hand-delivered to the address of such party as provided above, except that notices to the Issuing Entity, the Owner Trustee or the Indenture Trustee are effective only upon receipt.

11.Amendments.  This Agreement may be amended from time to time by a written amendment duly executed and delivered by the Issuing Entity, the Administrator and the Indenture Trustee, with the written consent of the Owner Trustee, without the consent of the Noteholders and the Certificateholder, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided that such amendment will not materially and adversely affect the interest of any Noteholder or the Certificateholder; provided further that 10 days’ (or, in the case of Fitch, 10 Business Days’) prior written notice of any such amendment be made available to each Rating Agency by the Administrator and, if Moody’s notifies the Owner Trustee that such amendment will result in a downgrading or withdrawal of the then current rating of any class of the Notes, such amendment shall become effective with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes; provided further, that any solicitation of such consent shall disclose the downgrading or withdrawal that would result from such amendment.  This Agreement may also be amended by the Issuing Entity, the Administrator and the Indenture Trustee with the written consent of the Owner Trustee and the holders of Notes evidencing at least a majority in the Outstanding Amount of the Notes and the holder of the Certificate (which consents will not be unreasonably withheld) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of Noteholders or the Certificateholder; provided, however, that no such amendment may (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that are required to be made for the benefit of the Noteholders or the Certificateholder or (ii) reduce the aforesaid percentage of the holders of Notes which are required to consent to any such amendment or eliminate the consent of the Certificateholder, without the consent of the holders of all the outstanding Notes and the Certificate.  Notwithstanding the foregoing, the Administrator may not amend this

Agreement without the permission of John Deere Receivables LLC, as Depositor under the Trust Agreement, which permission shall not be unreasonably withheld.

Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s own rights, duties or immunities under this Agreement or otherwise.

12.Successors and Assigns.  This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuing Entity and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof.  An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder.  Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuing Entity or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuing Entity, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder.  Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.
13.Definitions. Capitalized terms shall have the meanings set forth herein or in the recitals hereto. Any capitalized term used herein but not defined herein or in the recitals hereto shall have the meaning assigned to such term in the Indenture.
14.GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
15.Headings.  The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.
16.Electronic Signatures; Counterparts.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act, and this Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature;  (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC, in each case to the extent applicable (collectively, “Signature Law”). Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument.  For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of securities when required under the UCC or other Signature Law due to the character or intended character of the writings.
17.Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
18.Not Applicable to John Deere Capital Corporation in Other Capacities.  Nothing in this Agreement shall affect any obligation John Deere Capital Corporation may have in any other capacity.
19.Limitation of Liability of the Owner Trustee and the Indenture Trustee.
(a)Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Deutsche Bank Trust Company Delaware not in its individual capacity but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall Deutsche Bank Trust Company Delaware in its individual capacity or any beneficial owner of the Issuing Entity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder, as to all of which recourse shall be had solely to the assets of the Issuing Entity.  For all purposes of this Agreement, in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware (“DBTCD”), not individually or personally but solely in its capacity as Owner Trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, covenants, warranties, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, warranties, undertakings and agreements by DBTCD, individually or as Owner Trustee, but is made and intended for the purpose of binding only and is binding only on the Trust, (c) nothing herein contained shall be construed as creating any liability on DBTCD, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) DBTCD, individually and as Owner Trustee, has not verified and has made no investigation as to the accuracy or completeness of any representations or warranties made by the Trust hereunder and (e) under no circumstances shall DBTCD be personally liable for the payment of any indebtedness, indemnities or expenses of the Trust or the Owner Trustee or be liable for the performance, breach or failure of any obligation, duty (including fiduciary duties, if any), representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents contemplated herein.

(b)Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by U.S. Bank Trust Company, National Association not in its individual capacity but solely as Indenture Trustee, and in no event shall U.S. Bank Trust Company, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.
20.Third-Party Beneficiary.  The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

JOHN DEERE OWNER TRUST 2026-B

By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee

By: /s/ Farshad Atashband
Name: Farshad Atashband
Title: Attorney-in-Fact

By: /s/ Elisabeth Byers
Name: Elisabeth Byers
Title: Attorney-in-Fact

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By: /s/ Juan S. Hernandez

Name: Juan S. Hernandez
Title: Vice President

JOHN DEERE CAPITAL CORPORATION, as Administrator

By: /s/ Larry J. Gant

Name: Larry J. Gant
Title: Assistant Secretary and Assistant Treasurer